Exhibit 99.1

Spire Global Announces Strategic Business Update; Debt to be Eliminated

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Spire entered into agreement to sell its maritime business for ~$241 million; purchase price ~5.8x trailing twelve months revenue
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Company intends to eliminate debt through sale proceeds
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Company intends to invest in growth and innovation of its data analytics and radio frequency geolocation solution offerings to address climate change and global security challenges for its customers

VIENNA, VA, November 13, 2024 – Spire Global, Inc. (NYSE: SPIR) (“Spire” or “the Company”), a global provider of space-based data, analytics and space services, today announced an agreement to a sell its maritime business to Kpler for approximately $241 million. The Company intends to use the proceeds of the sale to retire all outstanding debt and invest in near-term growth opportunities. The Company will hold a webcast at 10:00 am ET today to discuss the announcement.

The $241 million transaction consists of a $233.5 million purchase price and $7.5 million for services over a twelve-month period, post close. The purchase price values the portfolio at approximately 5.8x the revenue generated by the business over the last twelve months. Spire will retain its satellite network, technology and infrastructure and will continue to serve its aviation, weather and space services customers, along with the existing U.S. government portion of its maritime customer portfolio.

“This move further focuses Spire on our core mission: helping humanity tackle climate change and global security challenges — two of the macrotrends driving the space economy,” said Peter Platzer, Spire CEO. “We are now even better equipped with the resources, technology and experience to serve governments and commercial clients to fulfill their missions, whether through our advanced data solutions or empowering them with our sophisticated space services offering.”

“In addition to these benefits for Spire, we expect this sale will benefit our maritime customers and team members by allowing our maritime business to grow even faster within a global organization leading the digitalization of the maritime industry,” Platzer added.

“By acquiring Spire Maritime, we will materially improve our satellite AIS offering which together with our comprehensive terrestrial AIS network, significantly enhances real-time visibility and analytics for the maritime and commodity markets,” said Mark Cunningham, CEO of Kpler. “This will provide our clients with a clearer view of developments across maritime and commodity markets, to support better decision-making in a globally interconnected economy.”

“By capitalizing the business in a non-dilutive manner and eliminating interest payments and other operational restrictions, we are transforming our cost structure and operating model,” said Leo Basola, Spire CFO. “This approach mitigates risk by removing the most significant external financial pressures, while also providing us with capital to invest in core projects that generate long-term value.”

The transaction is expected to close by the first quarter of 2025, subject to satisfying customary closing conditions.

Spire’s financial advisor for the transaction was Evercore, with legal counsel provided by Faegre Drinker. Kpler’s legal counsel was provided by Cooley.

Conference Call

Spire will webcast a conference call to discuss the announcement at 10:00 a.m. ET today. The webcast will be available on Spire’s Investor Relations website at ir.spire.com. A replay of the call will be available on the site for three months.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s anticipated financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Statements about the transactions contemplated by the Share Purchase Agreement (the “Purchase Agreement”) for the sale of portions of the Company’s maritime customer portfolio and certain related assets and liabilities (the “Transactions”), including with respect to whether or when any of the conditions to the Transactions will be satisfied, whether and when the Transactions may occur, the potential consequences of the Transactions, the potential future relationships contemplated by the Purchase Agreement, and the Company’s intent to use the proceeds from the Transactions to eliminate debt and invest in growth and innovation of its data analytics and radio frequency geolocation solution offerings, are forward-looking statements.

The Company cautions you that the foregoing list may not contain all of the forward-looking statements made in this press release. You should not rely upon forward-looking statements as predictions of future events. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, (1) risks related to the consummation of the Transactions, including the risks that (a) the proposed transaction may not be consummated within the anticipated time period, or at all, (b) required regulatory clearances and approvals may not be obtained, (c) other conditions to the consummation of the Transactions may not be satisfied, and (d) all or part of the buyer’s financing may not become available; (2) the effects that any termination of the Purchase Agreement may have on the Company or its business, including the risks that the Company stock price may decline significantly if the Transactions are not completed; (3) the effects that the announcement or pendency of the Transactions, or developments with respect thereto, may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers, data providers, and other suppliers) may be adversely affected, or (e) time and attention of Company personnel may be diverted from other important matters; (4) the effect of limitations that the Purchase Agreement places on the Company’s ability to operate its business during the pendency of the Transactions; (5) the nature, cost and outcome of any litigation and other legal proceedings; (6) the risk that the Transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; (8) the Company’s future financial results and any further delay in the filing of required periodic reports, and (9) the other risk factors affecting the Company described under “Risk Factors” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. The Company cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements.

Neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Moreover, the forward-looking statements made in this press release relate only to expectations as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in the forward-looking statements and you should not place undue reliance on the forward-looking statements.

About Spire Global, Inc.

Spire (NYSE: SPIR) is a global provider of space-based data, analytics and space services, offering unique datasets and powerful insights about Earth so that organizations can make decisions with confidence in a rapidly changing world. Spire builds, owns, and operates a fully deployed satellite constellation that observes the Earth in real time using radio frequency technology. The data acquired by Spire’s satellites provides global weather intelligence, ship and plane movements, and spoofing and jamming detection to better predict how their patterns impact economies, global security, business operations and the environment. Spire also offers Space as a Service solutions that empower customers to leverage its established infrastructure to put their business in space. Spire has nine offices across the U.S., Canada, UK, Luxembourg, Germany and Singapore. To learn more, visit spire.com.

Contacts

For Media:

Kristina Spychalski

Head of Communications

Kristina.Spychalski@spire.com

For Investors:

Benjamin Hackman

Head of Investor Relations

Benjamin.Hackman@spire.com